                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) December 17, 1996

                       AT&T Universal Card Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                  (Issuer of the Asset Backed Certificates)
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)

           Delaware               33-93806             59-3325080
      --------------------   --------------------     -------------
      (State or Other         (Commission File        (IRS Employer
      Jurisdiction of         Number)                 Identification
      Incorporation)                                  Number)


     5201 Amelia Earhart Drive, Suite 1001
              Salt Lake City, Utah                        84116
    --------------------------------------              ---------
    (Address of Principal Executive Office)             (Zip Code)


      Registrant's telephone number, including area code (801) 578-0619


                                     N/A
      -----------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The Certificateholder Statements for the month ending November 30, 1996 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series
                 1996-2, and Series 1996-3 Certificates were distributed on December 17, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, and 20.6.

         Exhibit 20.1         Monthly Servicing Report dated
                              December 17, 1996 with respect to
                              the AT&T Universal Card Master Trust
                              Series 1995-1.

         Exhibit 20.2         Monthly Servicing Report dated
                              December 17, 1996 with respect to
                              the AT&T Universal Card Master Trust
                              Series 1995-2.

         Exhibit 20.3         Monthly Servicing Report dated
                              December 17, 1996 with respect to
                              the AT&T Universal Card Master Trust
                              Series 1995-3.

         Exhibit 20.4         Monthly Servicing Report dated
                              December 17, 1996 with respect to
                              the AT&T Universal Card Master Trust
                              Series 1996-1.

         Exhibit 20.5         Monthly Servicing Report dated
                              December 17, 1996 with respect to
                              the AT&T Universal Card Master Trust
                              Series 1996-2.

         Exhibit 20.6         Monthly Servicing Report dated
                              December 17, 1996 with respect to
                              the AT&T Universal Master Trust
                              Series 1996-3.


                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AT&T UNIVERSAL FUNDING CORP.


                                   By:   /s/ Robert A. Miller
                                      --------------------------------
                                      Name:   Robert A. Miller
                                      Title:  Assistant Treasurer

                                EXHIBIT INDEX


Exhibit                  Description                                 Page
-------                  -----------                                 ----
20.1                     Monthly Servicing Report dated
                         December 17, 1996 with respect to the
                         AT&T Universal Card Master Trust
                         Series 1995-1.

20.2                     Monthly Servicing Report dated
                         December 17, 1996 with respect to the
                         AT&T Universal Card Master Trust
                         Series 1995-2.

20.3                     Monthly Servicing Report dated
                         December 17, 1996 with respect to the
                         AT&T Universal Card Master Trust
                         Series 1995-3.

20.4                     Monthly Servicing Report dated
                         December 17, 1996 with respect to the
                         AT&T Universal Card Master Trust
                         Series 1996-1.

20.5                     Monthly Servicing Report dated
                         December 17, 1996 with respect to the
                         AT&T Universal Card Master Trust
                         Series 1996-2.

20.6                     Monthly Servicing Report dated
                         December 17, 1996 with respect to the
                         AT&T Universal Card Master Trust Series
                         1996-3.